UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

General Mills, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
GENERAL MILLS, INC.
2024 Annual Meeting
Vote by September 23, 2024 11:59 PM EDT. For shares held
in a Plan, vote by Midnight EDT on September 19, 2024.

ATTN: INVESTOR RELATIONS 1 GENERAL MILLS BOULEVARD MINNEAPOLIS, MN 55426

V54514-P16366

You invested in GENERAL MILLS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 24, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to September 10, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 24, 2024 8:30 AM CDT Virtually at: www.virtualshareholdermeeting.com/GIS2024

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Benno O. Dorer	For
1b.	C. Kim Goodwin	For
1c.	Jeffrey L. Harmening	For
1d.	Maria G. Henry	For
1e.	Jo Ann Jenkins	For
1f.	Elizabeth C. Lempres	For
1g.	John G. Morikis	For
1h.	Diane L. Neal	For
1i.	Steve Odland	For
1j.	Maria A. Sastre	For
1k.	Eric D. Sprunk	For
1l.	Jorge A. Uribe	For
2.	Advisory Vote on Executive Compensation.	For
3.	Ratify Appointment of the Independent Registered Public Accounting Firm.	For
4.	Shareholder Proposal - Disclosure of Regenerative Agriculture Practices Within Supply Chain.	Against
5.	Shareholder Proposal - Plastic Packaging.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V54515-P16366